                                                                      Exhibit 24


                                POWER OF ATTORNEY

     WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering the balance of the Company's common shares, without par value (the "Common Shares"), that were issued to the former shareholders of Geneva Technology Limited in an acquisition consummated on April 6, 2001, which shares have not previously been registered, all in accordance with the Registration Rights Agreement executed by the Company and made effective as of April 6, 2001; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of January, 2002.



                                       /s/ John F. Barrett
                                       -----------------------------------------
                                       John F. Barrett
                                       Director

                                POWER OF ATTORNEY

     WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering the balance of the Company's common shares, without par value (the "Common Shares"), that were issued to the former shareholders of Geneva Technology Limited in an acquisition consummated on April 6, 2001, which shares have not previously been registered, all in accordance with the Registration Rights Agreement executed by the Company and made effective as of April 6, 2001; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of January, 2002.



                                       /s/ Judith G. Boynton
                                       -----------------------------------------
                                       Judith G. Boynton
                                       Director

                                POWER OF ATTORNEY

     WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering the balance of the Company's common shares, without par value (the "Common Shares"), that were issued to the former shareholders of Geneva Technology Limited in an acquisition consummated on April 6, 2001, which shares have not previously been registered, all in accordance with the Registration Rights Agreement executed by the Company and made effective as of April 6, 2001; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of January, 2002.



                                       /s/ Gary C. Butler
                                       -----------------------------------------
                                       Gary C. Butler
                                       Director

                                POWER OF ATTORNEY

     WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering the balance of the Company's common shares, without par value (the "Common Shares"), that were issued to the former shareholders of Geneva Technology Limited in an acquisition consummated on April 6, 2001, which shares have not previously been registered, all in accordance with the Registration Rights Agreement executed by the Company and made effective as of April 6, 2001; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of January, 2002.



                                       /s/ David B. Dillon
                                       -----------------------------------------
                                       David B. Dillon
                                       Director

                                POWER OF ATTORNEY

     WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering the balance of the Company's common shares, without par value (the "Common Shares"), that were issued to the former shareholders of Geneva Technology Limited in an acquisition consummated on April 6, 2001, which shares have not previously been registered, all in accordance with the Registration Rights Agreement executed by the Company and made effective as of April 6, 2001; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of January, 2002.



                                       /s/ Eric C. Fast
                                       -----------------------------------------
                                       Eric C. Fast
                                       Director

                                POWER OF ATTORNEY

     WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering the balance of the Company's common shares, without par value (the "Common Shares"), that were issued to the former shareholders of Geneva Technology Limited in an acquisition consummated on April 6, 2001, which shares have not previously been registered, all in accordance with the Registration Rights Agreement executed by the Company and made effective as of April 6, 2001; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of January, 2002.



                                       /s/ Joseph E. Gibbs
                                       -----------------------------------------
                                       Joseph E. Gibbs
                                       Director

                                POWER OF ATTORNEY

     WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering the balance of the Company's common shares, without par value (the "Common Shares"), that were issued to the former shareholders of Geneva Technology Limited in an acquisition consummated on April 6, 2001, which shares have not previously been registered, all in accordance with the Registration Rights Agreement executed by the Company and made effective as of April 6, 2001; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of January, 2002.



                                       /s/ Roger L. Howe
                                       -----------------------------------------
                                       Roger L. Howe
                                       Director

                                POWER OF ATTORNEY

     WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering the balance of the Company's common shares, without par value (the "Common Shares"), that were issued to the former shareholders of Geneva Technology Limited in an acquisition consummated on April 6, 2001, which shares have not previously been registered, all in accordance with the Registration Rights Agreement executed by the Company and made effective as of April 6, 2001; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of January, 2002.



                                       /s/ Steven C. Mason
                                       -----------------------------------------
                                       Steven C. Mason
                                       Director

                                POWER OF ATTORNEY

     WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering the balance of the Company's common shares, without par value (the "Common Shares"), that were issued to the former shareholders of Geneva Technology Limited in an acquisition consummated on April 6, 2001, which shares have not previously been registered, all in accordance with the Registration Rights Agreement executed by the Company and made effective as of April 6, 2001; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of January, 2002.



                                       /s/ Philip A. Odeen
                                       -----------------------------------------
                                       Philip A. Odeen
                                       Director

                                POWER OF ATTORNEY

     WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering the balance of the Company's common shares, without par value (the "Common Shares"), that were issued to the former shareholders of Geneva Technology Limited in an acquisition consummated on April 6, 2001, which shares have not previously been registered, all in accordance with the Registration Rights Agreement executed by the Company and made effective as of April 6, 2001; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of January, 2002.



                                       /s/ Brian H. Rowe
                                       -----------------------------------------
                                       Brian H. Rowe
                                       Director

                                POWER OF ATTORNEY

     WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering the balance of the Company's common shares, without par value (the "Common Shares"), that were issued to the former shareholders of Geneva Technology Limited in an acquisition consummated on April 6, 2001, which shares have not previously been registered, all in accordance with the Registration Rights Agreement executed by the Company and made effective as of April 6, 2001; and

     WHEREAS, the undersigned is an officer and director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of January, 2002.



                                       /s/ James F. Orr
                                       -----------------------------------------
                                       James F. Orr
                                       Officer and Director

                                POWER OF ATTORNEY

     WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering the balance of the Company's common shares, without par value (the "Common Shares"), that were issued to the former shareholders of Geneva Technology Limited in an acquisition consummated on April 6, 2001, which shares have not previously been registered, all in accordance with the Registration Rights Agreement executed by the Company and made effective as of April 6, 2001; and

     WHEREAS, the undersigned is an officer of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of January, 2002.



                                       /s/ Steven G. Rolls
                                       -----------------------------------------
                                       Steven G. Rolls
                                       Chief Financial Officer

                                POWER OF ATTORNEY

     WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering the balance of the Company's common shares, without par value (the "Common Shares"), that were issued to the former shareholders of Geneva Technology Limited in an acquisition consummated on April 6, 2001, which shares have not previously been registered, all in accordance with the Registration Rights Agreement executed by the Company and made effective as of April 6, 2001; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of January, 2002.



                                       /s/ Sidney A. Ribeau
                                       -----------------------------------------
                                       Sidney A. Ribeau
                                       Director

                                POWER OF ATTORNEY

     WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering the balance of the Company's common shares, without par value (the "Common Shares"), that were issued to the former shareholders of Geneva Technology Limited in an acquisition consummated on April 6, 2001, which shares have not previously been registered, all in accordance with the Registration Rights Agreement executed by the Company and made effective as of April 6, 2001; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of January, 2002.



                                       /s/ James M. Zimmerman
                                       -----------------------------------------
                                       James M. Zimmerman
                                       Director

                                POWER OF ATTORNEY

     WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering the balance of the Company's common shares, without par value (the "Common Shares"), that were issued to the former shareholders of Geneva Technology Limited in an acquisition consummated on April 6, 2001, which shares have not previously been registered, all in accordance with the Registration Rights Agreement executed by the Company and made effective as of April 6, 2001; and

     WHEREAS, the undersigned is an officer of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William H. Hawkins II, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of January, 2002.



                                       /s/ William H. Hawkins II
                                       -----------------------------------------
                                       William H. Hawkins
                                       General Counsel and Secretary